UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): August 24, 2012

THERAVANCE, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-30319	94-3265960
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

901 Gateway Boulevard South San Francisco, California 94080 (650) 808-6000
(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

The information contained in this Item 7.01 and in the accompanying exhibit shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

On August 24, 2012, GlaxoSmithKline (GSK) and Theravance, Inc. (the "Company") issued a press release announcing the completion of the Phase 3 program of an investigational LAMA/LABA in patients with chronic obstructive pulmonary disease (COPD). LAMA/LABA is a combination of two investigational bronchodilator molecules – umeclidinium bromide (UMEC), a long-acting muscarinic antagonist (LAMA) and vilanterol (VI), a long‑acting beta2 agonist (LABA), currently in development under the LABA collaboration agreement with GSK and the Company, for the treatment of COPD. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit	Description

	Exhibit 99.1	Press Release of Theravance, Inc. dated August 24, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERAVANCE, INC.
Date: August 24, 2012	/s/ Michael W. Aguiar Michael W. Aguiar Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

Exhibit 99.1	Press Release of Theravance, Inc. dated August 24, 2012